Exhibit 10.07

Schedule Prepared in Accordance with Instruction 2 to Item 601 of Regulation S-K

The Collateral Assignments dated October 31, 2011 are substantially identical to the Collateral Assignment of the Site Lease filed as exhibit 10.06 to this Current Report on Form 8-K in all material respects, except as to the document being assigned as collateral.  The documents assigned as collateral include:

Document:
Renewable Energy Power Purchase Agreement
Landfill Gas Purchase Agreement
Easement Agreement
Design Build Agreement
Maintenance Agreement
Small Generator Interconnection Agreement